Brain Scientific

COMPANY PRESENTATION

November, 2019

FORWARD LOOKING STATEMENTS:

THIS DOCUMENT HAS BEEN PREPARED FOR INFORMATIONAL PURPOSES ONLY. This document contains summary information about Brain Scientific Inc. ("Brain Scientific"), does not purport to be complete, and no representations or warranties about such information are made by Brain Scientific or its representatives.

This document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Brain Scientific. Any such offer will be made only pursuant to an effective registration statement or an exemption from registration.

This document contains forward-looking statements relating to future events or the future financial performance and operations of Brain Scientific. Forward-looking statements, which involve assumptions and describe Brain Scientific's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Brain Scientific's public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Brain Scientific and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Brain Scientific is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No independent party has audited the forecasts, if any, set forth herein, nor has any independent party undertaken to confirm that any hypothetical performance or other performance that may be set forth herein adheres to the assumptions or conditions specified herein.

WHO WE ARE

Brain Scientific is a commercial-stage company offering products and solutions related to the brain including neurology, AI and machine learning.

Founded in 2015 as an extension of Brain Rx, a pre-Alzheimer diagnostic company.

Headquartered in New York.

Went public in September, 2018 (BRSF)

TECHNOLOGY

Brain Scientific

Development of technologies including:

Phase I 2018–2019	Phase II 2020	Phase III 2021–22
Portable, clinical-grade, easy-to-use neurological diagnostic devices.	Secure, cloud-based, highly scalable infrastructure to transmit patient data between neurologists and patients.	Artificial Intelligence assisted diagnostic analysis to increase neurologist efficiency, consistency and accuracy.

INTELLECTUAL PROPERTY: 3 PATENTS IN US, CHINA, AND EUROPE

NeuroCAP™

- NeuroCap™, a PATENTED disposable EEG headset with 22 pre-gelled electrodes following the international 10–20 system.
- Easy Setup.
- FDA cleared in 2018.



Brain Scientific

NeuroEEG™



NeuroEEG
MemoryMD

- NeuroEEG™, a PATENTED portable, wireless, 16-channel amplifier.
- Fits in the palm of your hand.
- Can easily be deployed across broad spectrum of patient settings.
- User-friendly intuitive NeuroEEG™ Software™ requires minimal training.
- FDA cleared in 2018.

EEG INDUSTRY LIMITATIONS

Current EEG procedure is slow, expensive and cumbersome

- Specialized EEG technologists are needed
- Bulky equipment
- Specialized neurologists are needed to read the EEG data



1 SEIZURE SUSPICION
2 EEG ORDER
3 TREAT WHILE WAITING FOR EEG
4 EEG TECH ARRIVES
5 RECORD EEG
6 NEUROLOGIST INTERPRETS EEG RESULT
7 TREATMENT BASED ON EEG RESULTS
from 2 to 48 hours
from 1 to 24 hours

BRAIN SCIENTIFIC EEG SOLUTION

SETUP
Proprietary disposable headband can be set up by **anyone** within 5 min.

RECORDING
Pocket-sized EEG
with all the functionality of the conventional EEG.

ANALYSIS
Cloud EEG Reading.
Raw EEG data is instantly transferred to a server for access and interpretation by EEG trained neurologist for formal diagnosis.



NeuroCAP™ BENEFITS

- Fixed Pre-Gelled Electrodes allow **any clinical personnel** (nurse, medical assistants) to apply EEG in 5 minutes or less.
- Disposable Headset **eliminates patient's exposure to infection** and the need to sanitize electrodes after each use.
- **3rd party compatibility** allows NeuroCap™ to work with conventional EEG amplifiers in use.



NeuroEEG™ BENEFITS

- **Low-cost, Portable and Wireless** amplifier provides the same quality of signal as conventional EEG devices.
- Assists in **automated seizure detection** with the ability for EEG data to be reviewed in real-time and post hoc.
- **Cost savings** vs. conventional amplifiers.


NeuroEEG

Brain Scientific

CUSTOMER BENEFITS

- ✓ Reduced hospital operational and administrative costs by substituting technology for technicians.
- ✓ Expansion of EEG coverage to rural areas enabling hospitals to provide 24/7 monitoring during late nights and weekends.
- ✓ Enhanced patient retention, eliminating outpatient referral, as hospitals implement low-cost, easy to use EEG monitoring on-site.
- ✓ Remote data review and evaluation as neurologists access patient data through 3rd party software integration with Persyst or Citrix.
- ✓ Reduction of hospital-acquired infections.

TARGET MARKETS

Brain Scientific

TERTIARY CARE

- Urban Emergency Departments and Intensive Care Units
- Community / Rural Hospitals

AMBULATORY CARE

- Neurologist Practice
- Primary Care / Internal Medicine
- Pain Management Clinics

INDEPENDENT DIAGNOSTIC TESTING FACILITIES (IDTF)

- Sleep Labs
- Nursing Homes
- Mobile Clinics

URBAN ED AND ICU

Millions of patients in US hospitals can have seizures and will benefit from instant EEG.


Emergence Department
ICU
130,000,000 ED visits per year in the US
10,000,000 AMS (Altered Mental Status)
5,600,000 ICU patients per year
4,000,000 subject to seizure[1]
1,000,000 subject to seizure[1]
~ 5,000,000 patients will be candidates for EEG tests
NCSE
Non-Convulsive Status Epilepticus
NCSE

>>65,000 NCSE patients currently diagnosed in the US per year.
With EEGs being more accessible, this number is expected **to rise significantly.**

1. Include head trauma patients (2.1 Mn ED visits), stroke patients (800,000 ED visits), and epilepsy related ED visits (1Mn), brain tumor or infection

COMMUNITY / RURAL HOSPITALS AND NEUROLOGIST PRACTICE

COMMUNITY / RURAL HOSPITALS

Only 254 of **6210** US hospitals are Level 4 Epilepsy centers that have 24/7 EEG coverage

Very few non Level 4 Epilepsy centers have 24/7 EEG tech coverage

Opportunity to extend much needed EEG services to over 5900 hospitals with lower cost amplifier and disposable EEG cap

NEUROLOGIST PRACTICE

16,000 Neurologists in US, approximately 3000 are Epileptologists, less than 1000 are pediatric neurologists

All are incentivized in some way to increase revenue and expand services, including EEG

Brain Scientific provides easy way to increase billing and expand services at both the hospital and within practices

GO-TO MARKET STRATEGY

- Leverage relationships with medical distributors and GPOs
- Partner with industry leaders in EEG manufacturing and distributors to service national and global EEG market
- Integrate our EEG solution with existing telemedicine platforms
- Bundle disposable EEG + respiratory equipment to service the growing sleep market
- Combine EEG diagnostic hardware with PainQx pain predictive algorithms to service the pain management market

COMPETITIVE LANDSCAPE

	Brain Scientific	BIOSIGNAL	ZETO	ceribell
Disposable Cap	+	+	–	+
Portable	+	+	+	+
Integrated Software	+	+	+	+
Compatibility with other EEG products	+	+	–	–
Teleneurology Enablement	+	–	–	+
Reduced Dependence on EEG techs	+	+	+	+
AI assisted analysis	+	–	–	–

Brain Scientific

PRODUCT ROADMAP

Developing product line extensions to address new, growing markets: Pediatric and Long-Term Monitoring.

Routine EEG → Pediatric EEG Caps → Long-Term Monitoring (**Pediatric** **Adults**) → Artificial Intelligence

Routine EEG	Pediatric EEG Caps	Long-Term Monitoring	Artificial Intelligence
New products for Routine market:	New products for Pediatric market:	New products for LTM market (24+ hours):	New products for AI market:
NeuroCap-8 (with 8 channels)	NeuroCap-8 Pediatric	NeuroCap-8-Adult	Brain E-Tattoo
		NeuroCap-19-Adult	Brain AI: Neural Network enabled predictive capabilities for brain health / disease progression
		NeuroCap-8 Pediatric	
		NeuroEEG Amplifier (24 channels)	

BRAIN E-TATTOO: SUBCUTANEOUS IMPLANTABLE EEG ELECTRODE

Brain Scientific

- 4 channels
- Designed for long-term monitoring to detect epileptic seizures
- Minimally invasive implantation
- Better EEG signal quality and sensitivity




Brain Scientific

BUILDING BRAIN AI DATABASE OF BIOMARKERS

- Creating a database of normal and abnormal brains for detecting seizures and dementia
- Developing algorithms to detect epilepsy, memory dementia, pre Alzheimer's diagnostics
- AI and Machine learning process to see abnormal activity on a big database

Working with current databases

October, 2019: 1st stage of development a machine learning algorithm for epilepsy (600 patients)

MILESTONES 2020

Q1

US manufacturing; re-optimized NeuroCap commercial release

Cadwell strategic partnership, widescale US distribution

Concussive data collection — NCAA Division I athletes, Virginia Tech

Persyst software integration — seizure detection, remote data

Q2

EEG distribution in combination with respiratory sleep kits

Premier Inc. (GPO) commercial distribution

CE marking; EU market rollout

Q3

Natus commercial launch

Canada Healthcare market initiation

FDA validation study — PainQX, EEG pain detection algorithms

National teleneurology coverage rollout

Q4

Complimentary market launches — geographic; indication

Africa and Asia healthcare

Stroke

Pain management

BRAIN SCIENTIFIC'S TEAM

Dr. Baruch (Boris) Goldstein, PhD
Co-Founder & Executive Chairman

With over 30 years' experience in related fields, Dr. Goldstein has built and scaled numerous high-tech and security companies in Silicon Valley and internationally. Dr. Goldstein also brings over two decades of experience in neuro-net informatics, brain image recognition and processing, artificial intelligence and management of robotic systems.

Dr. Nikolay Kukekov, PhD
Director

Nickolay V Kukekov, Ph.D. is a Partner at HRA Capital. Prior to forming HRA Capital, Dr. Kukekov was Managing Director of Healthcare Investment Banking at Summer Street Research and, prior to that, was a Co-founder of the Healthcare Investment Banking group at Gilford Securities. Prior to joining Gilford, Dr. Kukekov was a Managing Director at Paramount BioCapital, where he ran the advisory, M&A and capital raising services for in-house private and public portfolio companies. Dr. Kukekov holds a number of research scholarship awards and peer review publications.

Vadim Sakharov, *CTO*

Mr. Sakharov has over 25 years of experience in research and applied engineering culminating in over 70 published research papers. Received PhD and BSc from Taganrog State Radiotechnical University.

Greg Juffer, *Chief Commercial Officer*

Mr. Juffer is an experienced director of sales with established relationships with hospitals and medical distributors. He brings more than 20 years experience in sales in the Medical Device & Services, Pharmaceutical, Biotech, and Neurology markets. Previously, Mr. Juffer managed direct sales reps and distributor relationship with 100 sales reps nationwide.

Abdus-Salaam Muwwakkil,
Chief Quality Officer

Experienced executive across healthcare technology sector for product development, regulatory affairs, and operations. Secured company's 510(k) clearances and compliance with FDA and cGMP requirements. Responsible to implement company's Quality Management System, and oversee clinical evaluations of EEG solutions across US and global healthcare markets.

Irina Nazarova, *Director of Marketing*

Ms. Nazarova is a media professional with an extensive background in journalism, specializes in Digital Marketing, Partnerships, Content Marketing, and Public Relations.

MEDICAL ADVISORY BOARD

John Gaitanis, M.D.,
Chief of Pediatric Neurology,
Tufts Medical Center

John Hixson, M.D.,
Associate Professor Neurology,
University of California,
San Francisco

THANK YOU!

info@memorymd.com
www.brainscientific.com